UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 1, 2007

                                 MAGNA-LAB, INC.
                                 ---------------
             (Exact name of Registrant as Specified in its Charter)

           New York                       0-21320                11-3074326
 ----------------------------    ------------------------       -------------
 (State or Other Jurisdiction    (Commission file Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

    6800 Jericho Turnpike, Ste. 120W, Syosset, New York               11791
    --------------------------------------------------------------------------
         (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code (516) 393 5874

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 3 - Securities and Trading Markets

Item 3.03 - Material Modification to Rights of Security Holders

      On March 1, 2007, we effected a 1-for-100 reverse split of our common stock upon the filing of a certificate of amendment to our certificate of incorporation with the New York Department of State. As a result of the reverse stock split, effective March 1, 2007, every 100 shares of our issued and outstanding Class A and Class B common stock was automatically combined and converted into one issued and outstanding share of the same class without any change in the par value of such shares. No fractional shares will be issued in connection with the reverse stock split. Shareholders who are otherwise entitled to a fractional share will instead be entitled to a whole share.

      The reverse split affected all of the holders of our common stock uniformly and did not affect any shareholder's percentage of ownership interest in our company, except to the extent that the reverse split resulted in any holder being entitled to a whole share for any fractional share that resulted from the reverse split. No change was made to our authorized capital.

      As of the opening of trading on the NASD OTC Bulletin Board on March 5, 2007, our Class A common stock will begin trading under the new symbol "MAGAA" on a split-adjusted basis. The new CUSIP number for the Class A common stock is 559235 40 3.

Section 5 - Corporate Governance and Management

Item 5.03 -- Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

      The disclosure under Item 3.03 is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01 -- Financial Statements and Exhibits

     (a) - (c)  Not applicable.

     (d)   Exhibits

           3.1 Certificate of Amendment to Certificate of Incorporation of registrant effecting the reverse stock split, filed March 1, 2007.

           3.1(a) Certtificate of Correction of Certificate of Amendment, filed March 2, 2007.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     MAGNA-LAB, INC.


Date: March 2, 2007                                  By: /s/ Kenneth C. Riscica
                                                         -----------------------
                                                         Kenneth C. Riscica
                                                         Treasurer and Secretary